Property and Equipment (Tables)	12 Months Ended
Dec. 31, 2020
Property, Plant and Equipment [Abstract]
Summary of Property and equipment, net
Property and equipment, net consisted of the following:

	As of December 31,
	2019	2020	2020
	RMB	RMB	US$
Vehicles	28,325	27,599	4,230
Electronic equipment	1,419	5,829	893
Leasehold improvement	417	417	64
Furniture	293	307	47
Less: Accumulated depreciation	(4,822)	(10,762)	(1,649)

Total property and equipment, net	25,632	23,390	3,585